UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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GTECH has filed or will file a Form 8-K with the Securities and Exchange Commission (the “SEC”) regarding the transaction to which this information relates, which includes a copy of the definitive acquisition agreement. All parties desiring details regarding the conditions of this transaction are urged to review the contents of the definitive agreement, which is available at the SEC’s website at http://www.sec.gov/.
In connection with the proposed acquisition, GTECH will file a proxy statement and other documents with the SEC. We urge shareholders to carefully read the proxy statement and any other documents filed with the SEC when they become available because they contain important information about GTECH, the proposed merger and related matters. A copy of the proxy statement will be sent to shareholders seeking their approval of the proposed merger. Shareholders also will be able to obtain a copy of the proxy statement (when available) and other documents filed by GTECH free of charge at the SEC’s web site, http://www.sec.gov, or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, documents filed by GTECH can be obtained by contacting GTECH at the following address and telephone number: GTECH Corporation, 55 Technology Way, West Greenwich, Rhode Island 02817, Attention: Investor Relations Director, Telephone: 401-392-1000, or from GTECH’s website, http://www.gtech.com/.
GTECH and its officers, directors and certain other employees may be soliciting proxies from GTECH shareholders in favor of the proposed merger and may be deemed to be “participants in the solicitation” under the rules of the SEC. Information regarding GTECH’s directors and executive officers is available in its proxy statement filed with the SEC on June 24, 2005. Other information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation will be set forth in the proxy statement relating to the merger when it becomes available.
The following materials will be used by Lottomatica in presentations to its shareholders at which members of GTECH management, including GTECH chief executive officer Bruce Turner, may be present, beginning on January 11, 2006, and may also be used in meetings with certain GTECH shareholders.

ACQUISITION OF GTECH CREATING THE PREMIER GLOBAL GAMING ENTERPRISE INVESTOR PRESENTATION January 11th, 2006

Forward-Looking Statements and Legal Matters In connection with the proposed merger, GTECH will file a proxy statement and other documents with the SEC. We urge shareholders to carefully read the proxy statement and any other documents filed with the SEC when they become available because they contain important information about GTECH, the proposed merger and related matters. A copy of the proxy statement will be sent to shareholders seeking their approval of the proposed merger. Shareholders also will be able to obtain a copy of the proxy statement (when available) and other documents filed by GTECH free of charge at the SEC's web site, http://www.sec.gov, or at the SEC's public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, documents filed by GTECH can be obtained by contacting GTECH at the following address and telephone number: GTECH Corporation, 55 Technology Way, West Greenwich, Rhode Island 02817, Attention: Investor Relations Director, Telephone: 401-392-1000, or from GTECH's website, http://www.gtech.com. GTECH and its officers, directors and certain other employees may be soliciting proxies from GTECH shareholders in favor of the proposed merger and may be deemed to be "participants in the solicitation" under the rules of the SEC. Information regarding GTECH's directors and executive officers is available in its proxy statement filed with the SEC on June 24, 2005. Other information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation will be set forth in the proxy statement relating to the merger when it becomes available. This document is not an offer of securities for sale or a solicitation of an offer to purchase securities in the United States or in any state thereof or in any other jurisdiction. The securities of Lottomatica S.p.A. may not be offered or sold in the United States or to or for the account or benefit of U.S. persons (as such term is defined in Regulation S under the Securities Act), absent registration or an exemption from such registration. Such securities have not been, and will not be, registered under the Securities Act or offered to the public in the United States. Any public offer of securities in the United States would be made by means of a prospectus that will contain detailed information about Lottomatica S.p.A. and its management, as well as financial statements. This document is directed only (i) at persons who are outside the United Kingdom, (ii) to investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 or (iii) at persons falling within Article 49(2) (a) to (d) ("high net worth companies, unincorporated associations, etc".) of the Financial Service and Markets Act 2000 (Financial Promotion) Order 2005, as amended (all such persons being referred to as "relevant persons"). This document must not be acted on or relied on by persons who are not relevant persons. Any investment activity to which this document relates is reserved for relevant person only and may only be engaged in by relevant persons. The distribution in Italy of this document is limited to Professional Investors, as defined in Article 25, paragraph 1, letter D of Regulation 11522 approved by CONSOB on July 1, 1998 (as amended), asset management companies, other than those indicated in the above mentioned regulatory provision, SICAVs, pension funds, insurance companies, companies and entities that issue financial instruments traded on a regulated market, foreign entities, which on the basis of the domestic legislation applicable to them, carry out the activities carried out by the same entities mentioned above, companies entered in the lists referred to articles 106, 107 and 113 of the Legislative Decree No. 385/1993, banking foundations, persons attesting to the fact that they have the professional requirements set out in the legislative decree No. 58/1998 for directors of securities intermediaries, any company or entity with a specific competence and experience in transactions concerning financial instruments certified in writing by its legal representatives.

Forward-Looking Statements and Legal Matters (Contd.) Statements about the expected timing, completion, and effects of the proposed transaction and all other statements in this document, other than historical facts, constitute forward-looking statements within the meaning of the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks, and uncertainties that could cause the actual results to differ materially from such forward-looking statements. GTECH and Lottomatica may not be able to complete the proposed transaction on the terms describe above, on other acceptable terms, or at all because of a number of factors, including the failure to obtain shareholder approval, the failure of Lottomatica to obtain financing, or the failure to satisfy the other closing conditions. Any forward looking information in this document will also be affected, in particular, by variations in the $/ € exchange rate. These factors, and other factors that may affect the business or financial results of GTECH, are described in GTECH's filings with the SEC, including Items 1 and 7 of GTECH's annual report on Form 10-K for the fiscal year ended February 26, 2005. Information regarding revenues and EBITDA for Lottomatica and GTECH is presented on a combined basis in this document, based on consensus estimates, for illustrative purposes only and does not indicate the actual combined revenues and EBITDA of the companies for the periods presented after giving effect to the transaction. The combined numbers have been calculated solely as the pure arithmetic sum of the Institutional Brokers Estimate System December 2005 estimates for the standalone revenues and EBITDA of Lottomatica and GTECH. In addition, for GTECH: (i) the December 2005 estimates are obtained by calendarising I/B/E/S estimates for February 2005 (2/12) and February 2006 (10/12), and converted at an annual average exchange rate over calendar year 2005, approximately equal to $/€ of 1.245; and (ii) the December 2007 estimates are obtained by calendarising I/B/E/S estimates for February 2007 (2/12) and February 2008 (10/12), and converted at an exchange rate approximately equal to $/€ of 1.205. Investors are cautioned not to place any reliance on such combined numbers. In the context of any offering of securities, Lottomatica expects to present pro forma financial statements for the year ended 31 December 2005 illustrating the pro forma effect of the acquisition of GTECH. The combined numbers are presented solely to illustrate generally the overall scope of the combined company, and should not be taken to represent how the companies would have performed on a historical basis had their operations been combined during the periods presented, or how the companies will perform on a combined basis after giving effect to the transactions. Moreover, the combined numbers do not reflect any pro forma or other adjustments to reflect the combination or any adjustments to conform the accounting principles of the two companies. Lottomatica reports its financial information in accordance with IFRS and GTECH reports its financial information in accordance with United States generally accepted accounting principles. EBITDA, as used in this document, means earnings before income taxes, depreciation and amortization, as determined in accordance with the generally accepted accounting principles applicable to Lottomatica or GTECH, as the case may be. For the foregoing reasons, such numbers are not comparably determined and are presented herein only for illustrative purposes.

De Agostini Group Strategy Group business diversification successfully completed Outstanding financial performance and value creation Next step will involve supporting De Agostini's businesses in their growth Organic and via acquisitions Pursuit of International opportunities given group size and international culture From presence in Italy and Europe to higher growth economies, such as US and Asia Within portfolio, Lottomatica offers most interesting internationalization potential Management tasked with identification of strategic development opportunities Given its significant international footprint, GTECH offers a unique opportunity for an Italian company to create a national champion and worldwide leader in its industry

Agenda TRANSACTION OVERVIEW AND RATIONALE GTECH: A COMPELLING ASSET THE WAY AHEAD EXPECTED TIMETABLE AND FINANCING CONCLUDING REMARKS

Agenda TRANSACTION OVERVIEW AND RATIONALE GTECH: A COMPELLING ASSET THE WAY AHEAD EXPECTED TIMETABLE AND FINANCING CONCLUDING REMARKS

Acquisition of GTECH, via one step US-style merger $35 per share, all cash consideration €3.9bn total equity consideration and estimated €4.0bn enterprise value (8.6x CY '06 EBITDA)(1) Implied premium of 15.0% to unaffected price(2) Funded by €1.4 billion rights issue, €1.9 billion senior loan, €0.75 billion hybrid bond and Lottomatica/GTECH cash balances of €0.4 billion(3) Lottomatica expected to maintain investment grade credit rating Transaction recommended by GTECH's Board and approved by Lottomatica's and De Agostini's Boards of Directors Key conditions precedent include regulatory approval, GTECH shareholder approval and financing Expected closing in mid-2006 Transaction Summary (1) Net Debt of €112m as of November 2005 converted in Euros at an exchange rate equal to $/€1.205, calendarised (December) EBITDA of $553m based on I/B/E/S consensus estimates and converted to Euros at an exchange rate equal to $/€1.205. (2) As of 9th September 2005, being the trading day prior to GTECH's announcement that it had received a non-binding preliminary expression of interest from an unidentified third party regarding a potential acquisition of GTECH. (3) Estimated cash balances at closing are for illustrative purposes only and account for expected working capital changes.

Transformational Transaction Create a leading gaming platform well positioned for accelerated growth in global gaming markets Acquire a leading provider of gaming technology, services and content solutions Evolve from single concession to world's most extensive lottery portfolio Diversify revenues and cash flows Combine highly experienced management teams Expect to create value through synergies Increase capital structure efficiency Continued ability to distribute dividends

Leading global lottery portfolio Serves 95 domestic and international jurisdictions €881m FY2005 revenue Lottery GTECH - the Premier Partner for Lottomatica Provides comprehensive gaming system technology & content €58m FY2005 revenue Gaming Solutions Provides a range of commercial transaction processing services worldwide €66m FY2005 revenue Commercial Services GTECH FY2005A Revenue: €1,005m FY2005A EBITDA: €387m GTECH is the global lottery leader Note: FY2005 financial information (fiscal year ended February 26, 2005) extracted from GTECH's annual report, with divisional splits based on guidance from GTECH management. All financial information converted to Euros at an average exchange rate over FY2005, approximately equal to $/euro of 1.251. ..

Creating Scale and Market Leadership

- Largest diversified global lottery company
- Significant scale of operations
  - ✓ €1.6 billion 2005E Revenues(1)
  - ✓ €0.7 billion 2005E EBITDA(1)

(1) Aggregate revenues and EBITDA are based on I/B/E/S consensus estimates for Lottomatica and GTECH. See Forward-Looking Statements and Legal Matters.

Top Global Gaming Solutions Companies



Revenues (2004A, €m)
2,500
2,000
1,500
1,000
500
0
IGT
Lotto/GTECH
OPAP
Aristocrat
SGC
Intralot
WMS

Note: OPAP revenue based on wagers less prizes (for comparability purposes). GTECH revenues calendarized to December year end based on FY04 and FY05 financials, with the calendarized figure converted at an average exchange rate over CY2004, approximately equal to $ per € of 1.24.

US Lottery Market Share (2004)



SGMS
20.05%
Intralot
0.10%
GTECH
79.85%

Source: La Fleur's 2005 World Lottery Almanac.

International Lottery Market Share (2004)



Other
14%
Essnet
5%
Intralot
5%
SGMS
13%
Lottomatica
14%
GTECH
49%

GTECH + Lottomatica = 63%

Source: La Fleur's 2005 World Lottery Almanac.

Not for distribution in the United States

GRUPPO LOTTOMATICA giochi e servizi 10

Global Leader in Lotteries 41 customers 144,000 on-line terminals 22,000 gaming terminals 30,000 self-service terminals 19 customers 40,000 on-line terminals 700 C/S terminals 28 customers 104,000 on-line terminals 6,000 gaming terminals 101,000(1) C/S terminals 10 customers 8,000 on-line terminals North America Latin America & Caribbean 4 customers 9,000 on-line terminals Africa/Middle East Europe Asia/Pacific Notes: Terminal figures are approximations and are based on GTECH's and Lottomatica's facility management contracts. Approximations for Lottomatica include 32,000 direct POS and 18,000 stamp duty printers. In addition, GTECH provides approximately 89,000 terminals to its worldwide product sale customers. (1) Management estimate. #1 position in lotteries with approximately 80% US and 63% international market share by on-line wagers Leading platform to capture global growth opportunities in all verticals 65% of world's addressable population not currently served by online lotteries(1) Substantial growth opportunities in emerging gaming markets 85% of installed lottery terminals not currently leveraged by CS applications

Significant Diversification Business Diversification(2) Geographic Diversification(1) Balanced international lottery portfolio, with fast growing gaming solutions and commercial services businesses From single country/single contract to multi country/multi contract Non lottery revenues account for approximately 10% of revenues Ability to leverage commercial services know-how Further acceleration of diversification strategy with Atronic and other recent acquisitions (1) Based on calenderisation (December 2004) of GTECH's FY04 and FY05 financials, with geographic splits based on management estimates (GTECH and Lottomatica). Lottomatica's revenues converted at the average exchange rate over CY04 equal to $/euro of 1.244. (2) Based on calenderisation (December 2004) of GTECH's FY04 and FY05 financials. Splits by division based on management estimates (GTECH and Lottomatica). Lottomatica's revenues converted at the average exchange rate over CY04 equal to $/euro of 1.244.

Stable and Visible Lotteries Revenue Base

- High proportion of stable and visible lotteries revenues
  - ✓ Approximately 90% of total service revenues
  - ✓ Weighted average lottery contract length of approximately 7.5 years(1)
  - ✓ Over 75% of aggregate revenues under contract for at least four years
- Largest contract in effect through June 2016
- Strong Government reliance on lottery proceeds
  - ✓ Approximately 35% of every wager goes directly to Governments

Service Revenues by Renewal Date

(€ in millions)

Revenue by Renewal Date	Service Revenues	%
Total Service Revenues	1,207	100%
Revenues with contracts expiring in:		
> 2 years	1,085	90%
> 4 years	933	77%
> 6 years	684	57%
> 8 years	599	50%
> 10 years	546	45%

Notes: These figures do not indicate future revenues but illustrate the proportion of historical revenues for which the underlying contracts are expected to expire within the periods stated. Further, the analysis assumes that all extension options are exercised. Lottomatica service revenues based on FY04 financial results and include Lotto and Scratch & Win. GTECH service revenues based on management estimates by jurisdiction. GTECH's revenues converted at the average exchange rate over CY04 equal to $/euro of 1.244.

Key Lottery Contracts

(€ in millions)

Contract	Service Revenues	Expiry Date
Italy	494	June 2016
Texas	84	August 2011
Brazil	77	May 2006
New York	54	March 2010
UK	45	January 2009
California	37	October 2013
Georgia	29	September 2010
Michigan	29	January 2009
Illinois	25	October 2008
New Jersey	23	June 2016

Notes: Based on a calendarization (December 2004) of GTECH's FY04 and FY05 financials. New Jersey contract renewed from June 2008. Italy excludes Lottomatica's revenue from Scratch & Win. Analysis assumes all extension options are exercised. GTECH's revenues converted at the average exchange rate over CY04 equal to $/euro of 1.244.

(1) Assumes all extension options are exercised.

Not for distribution in the United States

13

Gaming Solutions and Commercial Services Expertise Gaming Solutions Commercial Services Strong market positions #1 in VLT systems globally(1) #2 in distributed VLTs in North America(1) Atronic acquisition (2007) to enhance competencies further A leading video slot manufacturer with international presence Global platform for commercial casino strategy Broad set of competencies Combined presence in 10 countries in Europe, Latin America and Caribbean Expertise in broad array of applications including: Prepaid Services Payment Collection Debit / Credit Card Acquiring ATM Transaction Driving Card Issuing Services Remote Banking and Money Transfer Ability to leverage global lottery infrastructure Complementary businesses with significant growth opportunities (1) Source GTECH

Attractive Acquisition Price GTECH multiples at the acquisition price of US$35 compare favourably with: Peer multiples, even pre-synergies Premiums paid in precedent US transactions Cash P/E Premiums Paid in Selected Precedent U.S. Transactions Deals greater than €850 MM Deals greater than €3.4 BN Source: FactSet and Thomson Financial Securities Data Company, Inc. Transactions relate to period 1995-2005 (1) As of September 9, 2005 Notes: Cash P/E is net income plus goodwill amortisation. GTECH multiples based on acquisition price of US$35 per share. Financial information is calendarised to December year-end and based on I/B/E/S consensus estimates for cash EPS. US$35 for GTECH implies 15.0% premium over unaffected price (1) EV / EBITDA Note: GTECH multiples based on acquisition price of US$35 per share. Financial information is calendarised to December year-end and based on I/B/E/S consensus estimates.

Corporate and Organization Structure Chairman Corporate Organization Chief Executive Officer Key Managers Chairman - To be appointed amongst De Agostini's senior managers CEO - Bruce Turner (Current CEO of GTECH); 15 years' industry experience; with GTECH since 1999 MD of Italian Division - Marco Sala (Current General Manager of Lottomatica); 3 years' industry experience; with Lottomatica since 2003 CFO - Jaymin Patel (Current CFO of GTECH); 12 years' industry experience; with GTECH since 1994 GTECH senior management expected to reinvest material portion of after tax proceeds in Lottomatica stock Mr. Sala is also expected to invest in Lottomatica Continuity of key operating management of both organizations Senior management team has 164 years of industry experience MD (Italy) Chief Financial Officer

Agenda TRANSACTION OVERVIEW AND RATIONALE GTECH: A COMPELLING ASSET THE WAY AHEAD EXPECTED TIMETABLE AND FINANCING CONCLUDING REMARKS

LOTTERIES GAMING SOLUTIONS COMMERCIAL SERVICES (1) For the year ended February 23, 2005. (2) Equity value based on acquisition price of $35 per GTECH share. Estimated enterprise value assumes net debt of €112m. Figures converted in Euros at an average exchange rate over FY05, app. equal to $/€1.251. All financial information based on US GAAP. Designs, assembles, installs, operates and maintains online lottery systems for Governments and licensed operators all over the world Provides complete gaming systems technology to government-sponsored machine gaming programs as well as some commercial and Native American gaming venues Provides a range of commercial services including electronic bill payments, pre-paid mobile air time, ticketing, debit and credit acquiring, ATM acquiring and routine bank account transactions Overview of GTECH Revenue by Business Segment (FY2005) (1) Revenue by Geography (FY2005) (1) Largest diversified global lottery company with strong and growing presence in gaming solutions and commercial services Key Statistics(2): Equity Value: €3.9 bn Enterprise Value: €4.0 bn FY05 Revenues: €1.0 bn FY05 EBITDA: €0.4 bn Headquarters: W. Greenwich, RI Employees: 5,300+

Historical Financial Performance GTECH has historically delivered robust growth, strong free cash flow generation and high returns Revenue EBITDA Recurring FCF ROCE Source: GTECH management. Source: GTECH management. Note: Recurring Free Cash Flow (FCF) is defined as FCF + Growth/Acquisition CapEx, which includes cash portion of acquisitions of: Spielo ($163m), Billbird ($6m) and LilHco ($40m) in FY05; Polcard ($37m) and Interlott ($43m) in FY04. Source: GTECH management. Note: EBITDA is defined as earnings before interest, taxes, depreciation & amortization excluding any one-time adjustments or non cash gains or losses. Source: GTECH management. Note: Significant increase in Average Capital Employed (95%) from FY03 to FY05 ROCE is defined as NOPAT (unlevered metric = Pre-Tax Income + Interest Expense multiplied by (1-tax rate)) / Average Capital Employed, where Capital Employed is defined as Total Debt + Shareholders Equity + Accumulated Comprehensive Loss. (FY February, $ in millions) 7.6% CAGR 12. 2% CAGR (FY February, $ in millions) (FY February, $ in millions) (FY February, $ in millions) 18.4% CAGR

Online Lotteries (87% of FY05 Revenues) High barriers to entry combined with superior technical expertise Global Leadership Technology Platform 25 years of industry leadership building strong relationships with state and national governments 25 of the 42 online lotteries in the US and 61 of the 121 international online lotteries 26 of 34 US self service contracts with 70% of installed terminal base Leading markets shares: US (80%) and international (49%) based on total sales 100% historical success rate on re-bids for medium and large strategic contracts 85%+ historical success rate on re-bids over last five years Minimum two new contracts per year over last five years allowed for sustained leading market share Outstanding transaction processing capabilities Performance benchmarks: Fast: < 4 seconds / transaction Reliable: 99.997% uptime High performance: 280m transactions daily Secure: unbreached security record Flexible: open standards Technology expertise is a key success factor in bid evaluation (c. 70%) New Enterprise Series platform is industry standard, with flexibility and scalability to meet near and longer-term customer demands World's largest POS network (350k+) Unmatched conversion record

Gaming Solutions (6% of FY05 Revenues) VLT Systems Distributed VLTs Participation VLTs Commercial Casino Global market leader(1) Critical focus on downloadable gaming Second position(1) Expanding content library through partnerships and acquisitions Traditional strength Second position with leading performance(1) Entry accelerated by strategic relationship with Harrah's and planned acquisition of Atronic Current Offering Atronic Acquisition Provides global platform for commercial casino strategy and incremental technological and game development expertise Leading video slot manufacturer in Europe, Russia and Latin America with growing presence in the US Broadens GTECH's government sponsored content and systems offerings Acquire 50% in 2007 or earlier if licensing secured with rights to acquire remaining 50% by 2012 (1) Source GTECH

Commercial Services Payment Cards Bill Payments Prepaid Services Remote Banking Money Transfer B2C and B2B services in 10 countries INFORMATION FUNDS FEES INFORMATION FUNDS FEES Brazil, Colombia Czech Republic, Slovakia, Lithuania Trinidad & Tobago Jamaica, Barbados Lottery Networks Banks Utilities Mobile Carriers Financial Institutions Money Transfer Providers Service Providers Dedicated Networks Brazil, Chile, Poland Commercial Services (7% of FY05 Revenues)

Agenda TRANSACTION OVERVIEW AND RATIONALE GTECH: A COMPELLING ASSET THE WAY AHEAD EXPECTED TIMETABLE AND FINANCING CONCLUDING REMARKS

Growth Strategy Accelerated same store sales growth New jurisdictions New content New distribution platforms Accelerate rollout of self-service terminals Interactive channels 1. Maintain global leadership position in lottery industry 2. Diversify into synergistic verticals 3. Maximise value from combination + Leverage core lottery business and gaming solutions in VLT business Leverage retail distribution footprint in fragmented Italian market Maximize value of recent strategic alliances (Harrah's, Hasbro) Expand entry into casino market with Atronic acquisition Leverage global infrastructure and retail footprint Focus on high growth and newly emerging markets Expand product offering over existing networks Strategic partnerships to accelerate growth in select markets Lotteries Gaming Solutions Commercial Services

Lotteries: Continued Growth in Core Business

- Maintain a leading global position as an integrator of open, standards-based transaction processing serving the global lottery and gaming industries

Same Store Sales

- GTECH's historical growth has been 3% - 7% over last 12 quarters
- Incremental margin contribution historically has been >80%[1]
- Italy:
  - ✓ Substantial growth in the instant ticket segment and GDP growth in the core Lotto segment
  - ✓ Exploit interactive channels for both Lotto and instant ticket distribution

New Content

- Delivering new content key to driving same store sales growth
- Licensed brands, themed games, instant online games, expanding price points and enhanced monitor games

New Lottery Contracts

- Substantial revenue opportunities available for bid over the next three to five years
  - ✓ Greenfield Opportunities: Turkey ('06) (privatization), North Carolina ('06), China ('06+) (several provinces), Russia ('06+) (national and potential state lotteries), Nicaragua ('07), Vietnam ('08)
  - ✓ Competitor Contracts: Greece ('06), West Virginia ('07), Connecticut ('08), Pennsylvania ('08), Indiana ('09)
  - ✓ Potential to offer a broader range of operating services to existing and new customers

Retail Expansion

- Penetration of existing and new retail outlets
- Introduction of new self-service devices
- Introduction of Lottery Inside

Not for distribution in the United States

(1) Management estimate.

GRUPPO LOTTOMATICA giochi e servizi 25

Distribution Interactivity Content Interactive Wagering Internet ITV Mobile Internet Play Interactive Games & Services Home Based Video Games Mass Media Games Handheld/Mobile Games Instants/Casino Social Space VLT EIL Enhanced Monitor Keno Social Games & Services Video Games On-line Instants Adv. Graphics/Decision-Risk Traditional Keno Traditional Retail Self Service Traditional POS Retail Games & Services On-line Instants & Traditional Lottery Traditional Lottery Games Low Very High Moderate Content Solutions Across all Lottery Channels

Gaming Solutions: End-to End Solutions Provider Opportunities to consolidate fragmented Italian market Leverage GTECH's expertise as leading provider of VLT central systems in Government sponsored gaming markets to penetrate new jurisdictions (US and internationally) considering introduction of VLT gaming Pursue convergence opportunities organically and/or through acquisition and joint ventures Partner with content providers Recently signed GTECH/Hasbro partnership for "Game of Life" branded slot game Agreement with Harrah's for joint game development and guaranteed placement Expand Atronic's presence in commercial and Native American casino markets WAP systems Downloading to gaming machines Pursue leadership in emerging server-based gaming trend Become the leading end-to-end solutions provider for government-sponsored customers and a leading provider of solutions to the global gaming industry Leverage Core Lottery Business Continued Focus on Content / Strategic Alliances Leverage Central System Expertise

Commercial Services: Leverage on Lottery Presence Over 70 GTECH lottery networks that do not yet offer commercial services Lottomatica's expertise in prepaid and payment collection in Italy to be significantly enhanced by GTECH's product portfolio in these areas as well as Debit / Credit Card Acquiring, ATM Transaction driving, Card Issuing Services, Remote Banking and Money Transfer Several new tenders including non-lottery services (e.g. Greece, South Africa, UK, Turkey) New emerging market opportunities for lottery often with high demand for services (e.g. China, Russia, Central America) Potential entry point or significant value-add for new lottery and gaming markets Become a leading aggregator and processor of commercial transactions at retail locations in select market segments and geographies Lottery Overlay Dedicated Networks Pursue strategic partnerships in high growth markets to acquire scale, domain knowledge, new product know-how and trusted brands Leverage product IP, technology and management on global infrastructure

Growth Potential Significant top line and profitability growth potential Revenue EBITDA (In € billions) (In € billions) Note: Financial information for Lottomatica and GTECH is based on I/B/E/S consensus estimates. See 'Forward-Looking Statements and Legal Matters'. 11% CAGR 8% CAGR

Value Creation Through Synergies and Other Efficiencies

		2006-2010 Cumulative Net Savings
GTECH European Platform Savings	☐ Consolidate European operations to Lottomatica's Italian platform	€10M - €15M
GTECH De-listing	☐ Eliminate costs related to GTECH's public status	€20M - €25M
GTECH Capex Savings	☐ Targeted capex savings	€50M - €60M
Other Revenue Synergies	☐ Opportunity to accelerate growth and reduce execution risk related to the launch of products already offered by GTECH, attractive for the Italian market ☐ VLT and ITVM identified as the shortest term opportunities for the Italian market ▪ ITVM already legally viable ▪ VLT to receive legal viability in the near term ('06)	
TOTAL		**€80M - 100M**

Not for distribution in the United States

Note: Estimated synergies based on a December year-end. Cost savings are pre-tax.

GRUPPO LOTTOMATICA giochi e servizi 30

Key Financial Policies Capital structure Maintain investment grade rating Preserve optimal weighted average cost of capital No current plans for further issuance of equity Maintain sufficient financial flexibility to pursue growth Free cash flow deployment priorities Growth investments in existing business Scheduled debt repayments Dividend policy 2006 dividend expected to be in the range of €120 million Longer-term, continued focus on competitive dividend distribution Disciplined approach to capital allocation Investments must be consistent with Corporate Strategy of maximizing value Acceptable level of return - risk adjusted hurdle rate + spread

Agenda TRANSACTION OVERVIEW AND RATIONALE GTECH: A COMPELLING ASSET THE WAY AHEAD EXPECTED TIMETABLE AND FINANCING CONCLUDING REMARKS

Estimated Timetable Announcement of transaction to the market Transaction has been approved by Boards of Directors of De Agostini and Lottomatica, and recommended by GTECH's Board of Directors Lottomatica Board of Directors to call Extraordinary General Meeting Lottomatica Extraordinary General Meeting to delegate power to Lottomatica's Board of Directors in respect of the capital increase Launch of rights offer by Lottomatica (~5 weeks) GTECH Extraordinary shareholders meeting to approve transaction Expected transaction closing 10 January 2006 Mid-March Mid-April Mid-May Mid-June

Senior Loan and Hybrid Bond Senior Term Facilities Amount: $2.26 billion (€1.9 billion at $/€ 1.205) Maturity: 6 years Interest: floating rate, partially hedged Amortizing Revolving Facility of $250 million Undrawn at close To fund working capital requirements and general corporate purposes Guarantee Facility of $250 million Undrawn at close For performance related bonds, bank guarantees, etc Senior Term Facilities Hybrid Bond Amount: €750 million Maturity: 60 years, non-call 10 Status: unsecured and subordinated Interest: fixed coupon first 10 years, floating afterwards Coupon Deferral Provision Both Conditional and Mandatory Change of control Call option or coupon step up Replacement language Both debt instruments will be arranged and underwritten by CSFB and Goldman Sachs

Rights Issue To be executed by way of traditional rights offering to Lottomatica shareholders €1.4 billion Lottomatica's extraordinary shareholders' meeting to delegate powers to Lottomatica's Board of Directors in respect of the capital increase Rights offering to be launched Mid May Closing expected in mid/end June De Agostini committed to take up in full its 58% pro-rata share(1) CSFB and Goldman Sachs have entered into a pre-underwriting agreement to underwrite any unsubscribed share in the public portion of the rights offering (1) 58% comprises De Agostini's direct and indirect shareholding in Lottomatica.

Agenda TRANSACTION OVERVIEW AND RATIONALE GTECH: A COMPELLING ASSET THE WAY AHEAD EXPECTED TIMETABLE AND FINANCING CONCLUDING REMARKS

Lottomatica - Superior Value Creation Growth prospects Opportunity to accelerate lottery growth prospects Growth in Gaming Solutions and Commercial Services markets Synergies Operating efficiencies/cost savings Capital efficiencies Potential for a broad range of revenue synergies: broader range of lottery operator services; leverage Commercial Services know-how; accelerate Italian gaming opportunities Lower risk profile Single concessionaire to global portfolio (size and geographic spread) Financial benefits More efficient capital structure Expected cash earnings accretion Strength of management team